UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Quetta Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of a Matter to a Vote of Security Holders

On October 9, 2026, Quetta Acquisition Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Special Meeting was September 22, 2026. As of the record date, there were 3,747,748 shares of common stock issued and outstanding and entitled to vote. A total of 3,012,740 shares, representing approximately 80.39% of the outstanding shares entitled to vote, constituting a quorum, were present by virtual attendance or represented by proxy.

At the Special Meeting, one proposal was submitted to the Company’s stockholders, which is described in more detail in the Company’s definitive proxy statement. The final results were as follows:

Proposal 1 – Extension Amendment

The Company’s stockholders approved an amendment to the Company’s third amended and restated certificate of incorporation to extend the deadline by which the Company must consummate an initial business combination from October 10, 2026 to October 10, 2027, or such earlier date as the Board of Directors may determine, through up to twelve successive one-month extensions, subject to the deposit of $5,000 into the Company’s trust account for each such extension.

For	Against	Abstain
2,486,760	525,980	0

The Proposal was approved. The Company intends to file an amendment to its third amended and restated certificate of Incorporation with the Secretary of State of Delaware.

In connection with the Special Meeting, holders of 1,550,843 shares of common stock properly exercised their right to redeem such shares at a redemption price of approximately $11.89 per share for an aggregate redemption amount of approximately $18.4 million. Following the redemptions, there are 149,860 shares of common stock currently issued and outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUETTA ACQUISITION CORPORATION

By:	/s/ Zihan Chen
Name:	Zihan Chen
Title:	Chief Executive Officer

Date:	October 9, 2026

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